New Horizons, New Accomplishments

BRADLEY PHARMACEUTICALS, INC.

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements include statements that address activities, events or developments that Bradley expects, believes or anticipates will or may occur in the future, such as sales and earnings estimates, other predictions of financial performance, timing of payments on indebtedness, launches by
Bradley of new products, market acceptance of Bradley’s products and the achievement of initiatives to enhance corporate governance and long-term shareholder value. Forward-looking statements are based on Bradley’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond Bradley’s control. These risks and uncertainties include Bradley’s ability to: estimate sales;
comply with the restrictive covenants under its credit facility; refinance its credit facility, if necessary; access the capital markets on attractive terms or at all; favorably resolve the pending SEC informal inquiry and file required financial statements with the SEC in a timely manner; remediate its material weaknesses in its internal controls;
maintain sales of its products; successfully acquire, develop, integrate, or sell new products, including
POLYPHENON(R) E Ointment when and if approved by the FDA and the products incorporating the delivery systems to be developed by Polymer Science; or effectively react to other risks and uncertainties described from time to time in Bradley’s SEC filings, such as fluctuation of quarterly financial results, estimation of product returns, chargebacks, rebates and allowances, concentration of customers, reliance on third party manufacturers and suppliers, litigation or other proceedings (including the pending class action, shareholder derivative lawsuits and controversies or proceedings arising out of a potential proxy contest at our annual meeting), government regulation, stock price volatility and ability to achieve strategic initiatives to enhance long-term shareholder value. Further, Bradley cannot accurately predict the impact on its business of the approval, introduction, or expansion by competitors of generic or therapeutically equivalent or comparable versions of Bradley’s products or of any other competing products. In addition, actual results may differ materially from those projected.
Bradley undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information

In connection with its rescheduled 2006 Annual Meeting of Stockholders, Bradley Pharmaceuticals, Inc. will file a notice of annual meeting and proxy statement with the SEC.  BEFORE MAKING ANY VOTING DECISION,
STOCKHOLDERS OF BRADLEY ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY
STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BRADLEY AND THE
RESCHEDULED 2006 ANNUAL MEETING OF STOCKHOLDERS.  Stockholders can obtain free copies of the notice of annual meeting and proxy statement and other documents filed by Bradley with the SEC, including the white proxy card, when they become available by contacting Bradley at Bradley Pharmaceuticals, Inc., Investor
Relations, 383 Route 46 West, Fairfield, NJ 07004-2402, or by telephone at (973) 882-1505, ext. 313.  In addition, documents filed with the SEC by Bradley are available free of charge at the SEC’s website at www.sec.gov.

Bradley, its directors, executive officers and other members of management may be deemed to be participants in the solicitation of Bradley’s security holders in connection with its rescheduled 2006 Annual Meeting of
Stockholders.  Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Bradley’s Annual Report on Form 10-K for the year ended December 31, 2005 and its proxy statement when it becomes available.

DOAK DERMATOLOGICS
SOLARAZE

AnaMantle HC
KENWOOD THERAPEUTICS

BRADLEY PHARMACEUTICALS, INC.

Company Overview

Specialty pharmaceutical company

In-license, develop and bring to market patent-protected
pharmaceuticals

Create dynamic brands, leveraging core expertise of
aggressive, targeted marketing and sales

Target specialties include:

Dermatology

Podiatry

Gastroenterology

OB/GYN

Committed to creating long-term
shareholder value

DOAK DERMATOLOGICS
A SUBSIDIARY OF BRADLEY PHARMACEUTICALS, INC.

–
–
–

KENWOOD THERAPEUTICS
A DIVISION OF BRADLEY PHARMACEUTICALS, INC.

–
–
–

A. Aarons

–
–

BRADLEY PHARMACEUTICALS, INC.

Company Overview

Dermatologic and Podiatric Brands

126 Sales Representatives*

74.8% of Net Sales**

* As of August 31, 2006

** Quarter ended June 30, 2006

Gastrointestinal, Nutritional and Women’s Health brands

49 Sales Representatives*

25.2% of Net Sales**

Authorized Generic Versions of Doak & Kenwood Brands

Launched Q2 2006

18%
4%
49%
All Others
8%
21%
Keratolytic
Acne/Rosacea
Actinic Keratosis
Anesthetics
All Others

BRADLEY PHARMACEUTICALS, INC.

Major Brands - Doak

Adoxa

Zoderm

Rosula

Solaraze Gel

Keralac

Carmol 40

Zonalon

LidaMantle

Total Net Sales by Category for the 6 mos. ended June 30, 2006 as a percent of total Net Sales for the same period

Source: Form 10-Q for Quarter Ended June 30, 2006

85%
9%
Glutofac ZX/MX
5%
1%
Gastrointestinal
Respiratory
Nutritionals
All Others

BRADLEY PHARMACEUTICALS, INC.

Major Brands - Kenwood

Entsol/

Brontex

Deconamine/Tyzine

Pamine

AnaMantle HC

Flora-Q

Total Net Sales by Category for the 6 mos. ended June 30, 2006 as a percent of total Net Sales for the same period

Source: Form 10-Q for Quarter Ended June 30, 2006

All Others

Company  Background

History

1985: Founded by Daniel Glassman,
Chairman, President and CEO

1991: Company shares list on the
NASDAQ via public offering

2003: Company lists on the NYSE

Headquarters

Fairfield, New Jersey

Employees

311, including 175 sales
representatives*

* As of August 31, 2006

ACQUIRE

ENHANCE

GROW

BRADLEY PHARMACEUTICALS, INC.

Strategically Expanding From…

Acquire the rights to products through acquisition
and mergers with other specialty pharmaceutical
companies

Enhance product brands by extending the lifecycle
of existing drugs and introducing product line
extensions

Grow through focused, aggressive marketing and
targeted promotion to achieve the highest return
on investment

In-License

•

Develop

•

Bring to Market

•

BRADLEY PHARMACEUTICALS, INC.

Strategically Expanding To…

Bring to Market patent-protected brands
positioned to fill unmet medical needs, and
leverage Bradley’s marketing & sales expertise to
deliver long-term shareholder value

In-License phase II and phase III drugs with long-
term intellectual property protection

Develop products in collaboration with our
partners and the FDA to complete clinical studies,
NDA approvals and commercialization

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$74.7
$96.7
$133.4
2003
2004
2005

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Sales – 3 Full Years

Millions

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$33.2
$34.8
$28.2
$37.1
$61.4
$71.9
Quarter 1
Quarter 2
1st Half
2005
2006

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Sales 2005 vs. 2006

Millions

$16.8
$8.0
$8.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2003
2004
2005

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Income – 3 Full Years

Millions

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.2
$0.2
$0.1
$4.6
$2.3
$4.8
Quarter 1
Quarter 2
1st Half
2005
2006

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Net Income - 2005 vs. 2006

*

*      Includes an R&D expense for the initial payment to MediGene AG of $5.0 million and a share-based compensation charge of $927,000
**     Includes a share-based compensation charge of $922,000.
***   Includes a research and development expense for the initial payment to MediGene of $5 million and a share-based compensation charge of $1,849,000.

**

***

Millions

100
80
60
40
20
0
91
37
86
16
85
14
2003
2004
2005
Gross Profit %
Operating Profit %

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Gross & Operating Profit % – 3 Full Years

%

%

%

%

%

%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
85%
86%
15%
6%
85%
85%
5%
25%
85%
85%
10%
16%
Quarter 1
Quarter 2
1st Half
Gross Profit % 2005
Operating Profit % 2005
Gross Profit % 2006
Operating Profit % 2006

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Gross & Operating Profit % 2005 vs. 2006

*       Includes a R&D expense for the initial payment to MediGene AG of $5.0 million and a share-based compensation charge of $927,000
**     Includes a share-based compensation charge of $922,000.
***   Includes a research and development expense for the initial payment to MediGene of $5 million and a share-based compensation charge of $1,849,000.

*

**

***

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.35
$0.49
$0.49
2003
2004
2005

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Earnings Per Share, Fully Diluted – 3 Full Years

      *  Based on 12,840,000 Diluted Shares

    **  Based on 18,410,000 Diluted Shares

  ***  Based on 17,950,000 Diluted Shares

**

***

*

$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.13
$0.01
$0.01
$0.28
$0.14
$0.29
Quarter 1
Quarter 2
Ist Half
2005
2006

BRADLEY PHARMACEUTICALS, INC.

Bradley Financial Snapshot

Earnings Per Share, Fully Diluted 2005 vs. 2006

      a Based on 18,180,000 Diluted Shares,   b Based on 16,500,000 Diluted Shares, c Based on 16,280,000 Diluted Shares,   d Based on 16,520,000 Diluted Shares

b †

e

a

c

d † †

f † † †

†   Includes a R&D expense for the initial payment to MediGene AG of $5.0 million and a share-based compensation charge of $927,000
† † Includes a share-based compensation charge of $922,000.
† † † Includes an R&D expense for the initial payment to MediGene of $5 million and a share-based compensation charge of $1,849,00

e Based on 16,310,000 Diluted Shares

f Based on 16,510,000 Diluted Shares

Key Success Factors

  Experienced Management Team

18

VP, Trade/Managed Care Relations

William Renzo

14

VP, Chief Scientific Officer

Ralph Landau, Ph.D.

21

VP, Corporate Development

Alan Goldstein

9

Sr. VP, Sales & Marketing

Bradley Glassman

10

VP, Chief Financial Officer

Brent Lenczycki

36

Chairman of the Board, President and CEO

Daniel Glassman

Experience (yrs)

Title

Name

•

200
180
160
140
120
100
80
60
40
20
0
143
177
182
175
2003
2004
2005
2006

BRADLEY PHARMACEUTICALS, INC.

Total Sales Representatives

  Large National Field Force

Key Success Factors

* As of 8/31/06

*

Detailing/Selling
Sales Reps
Sample Distributors
Sampling
Sales Reps
Mail
Direct Print Promotion
Mail
Journals
Telemarketing
Calls & Follow-up Mail
Samples
Ancillary Support
Convention Participation
Dinner Meetings
Peer Group Influence
Focus Groups

BRADLEY PHARMACEUTICALS, INC.

  Synergistic Promotional Plan/Execution

Key Success Factors

Foster Dynamic Physician Relationships

Dermatology

Home Office Doctor Program

Physician Sample Closet Program

Influential Leader Endorsements

Relationship Building Programs

Key Success Factors

Get Screened Today!
DOAK DERMATOLOGICS
SKIN CANCER
SCREENING TOUR
MD

BRADLEY PHARMACEUTICALS, INC.

Foster Dynamic Physician Relationships

Dermatology

Skin Cancer Screening Tour

Conducted more than 4000 free screenings

Generated more than 55 million media impressions
about the prevalence of skin cancer and the
importance of seeing a dermatologist

Key Success Factors

Key Success Factors

Foster Dynamic Physician Relationships

Podiatry

“See the Podiatrist” Campaign

Educational Seminars

Major Sponsor, Superbones/Superskin ™ CME

Pharmacists

“Profiles in Pharmacy” Campaign

Leaders in Community Pharmacy Advisory Board

Physicians Assistants/Dermatology

CME Sponsorship

Major Supporter, SDPA

DDW 2007

AASLD AGA ASGA SSAT

BRADLEY PHARMACEUTICALS, INC.

Key Success Factors

Foster Dynamic Physician Relationships

Gastroenterology, Colon Rectal Surgery, OB/GYN’s

Home Office Doctor Program

Major conference exhibitor

Digestive Disease Week

American College of Gastroenterology

Sponsored more than 61 GE specialty society meetings

DOAK DERMATOLOGICS
A SUBSIDIARY OF BRADLEY PHARMACEUTICALS, INC.

ADOXA Pak 1/100 mg

Kèralac
Kèralac NAILSTIK

ZODERM CREAM
ZODERM CLEANSER
ZODERM GEL

BRADLEY PHARMACEUTICALS, INC.

Key Success Factors

Lifecycle Management

Introducing new brands and line extensions filling unmet
patient and physician needs

KENWOOD THERAPEUTICS
A DIVISION OF BRADLEY PHARMACEUTICALS, INC.

AnaMantle HC
CREAM KIT

AnaMantle HC
FORTE
Cleansing Wipe

AnaMantle HC 2.5%
GEL

BRADLEY PHARMACEUTICALS, INC.

Key Success Factors

Lifecycle Management

Introducing new brands and line extensions filling unmet
patient and physician needs

DOAK DERMATOLOGICS
A SUBSIDIARY OF BRADLEY PHARMACEUTICALS, INC.

BRADLEY PHARMACEUTICALS, INC.

Clinical Support

Current and On-going Studies:

Zoderm®: Acne Tolerability/Efficacy (multi-center study)

Keralac™ Nail Gel: Dystrophic Nails (Dr. Robbins)

Keralac™ Nail Gel: Brittle Nails (Dr. Scher)

Solaraze® Gel: multiple studies

Key Success Factors

KENWOOD THERAPEUTICS
A DIVISION OF BRADLEY PHARMACEUTICALS, INC.

BRADLEY PHARMACEUTICALS, INC.

Clinical Support

Current and On-going Studies:

Entsol®: Sinusitis, adjunctive therapy to inhaled steroids

Flora-Q®: IBD, maintenance of remission

Flora-Q®: Treatment of diarrhea predominant IBS

Key Success Factors

Key Success Factors

Merger/Acquisition/Co-Marketing Activity – Last 5 Yrs

Merger/Acquisition/Co-Marketing Activity – Prior

Company

Transaction

Adams Respiratory

ENTSOL®

MediGene

Polyphenon® E

Lundbeck

Flora-Q®

Company

Transaction

Mission Pharmacal

AnaMantle HC®

Quintiles

Bioglan

SkyePharma

Solaraze®

Company

Transaction

Bayer

LidaMantle®

Berlex

Deconamine®

Doak Pharmacal

Doak Pharmacal

Hoechst

Duadacin®

Kenwood Labs

Kenwood Labs

Procter & Gamble

Brontex®

Roche

Carmol®

Company

Transaction

Sandoz

AcidMantle®

Schering-Plough

Tyzine®, Nitroglyn®, Ircon®, Ipsatol®

Upjohn

Pamine®, Adeflor®

Upsher-Smith

Lubrin®

Tsumora

Trans-Ver-Sal®, Glandosane®

BRADLEY PHARMACEUTICALS, INC.

Expanded Initiatives to Increase Shareholder Value

Increasing Shareholder Value

Pursuing initiatives to enhance long-term shareholder
value as part of the Company’s existing strategic plan to:

Improve and Expand Product Offerings

Strengthen Financial Profile

Increase Alignment with Shareholders’ Interests

Focus Intensely on Operations

Increasing Shareholder Value

Improve and Expand Product Offerings

In-License phase II and III drugs

Develop and bring to market products with long-term intellectual property protection

Expand existing partnerships and joint venture
relationships

Foster new strategic alliances that deliver a stronger product portfolio

Increase focus on research and development activities

Develop products organically with longer lifecycles

Extend indications for current product portfolio

Improve and Expand Product Offerings

Solaraze Gel

Strong brand growth

Net Sales for the 2 nd Quarter 2006 for Solaraze have
increased 264% since the 1 st Quarter 2005

Current and On-Going Clinical Studies

Solaraze® Gel: AK Extension 1 year tracking multicenter
(Dr. Rigel)

Solaraze® Gel: vs. Efudex® (Dr. Smith)

Solaraze® Gel: AK of the Lip Study (Dr. Nelson)

Solaraze® Gel: Proof of Concept, New Indications (Dr.
Elewski, Dr. Wolf, Dr. Kaplan and Dr. Draelos)

Increasing Shareholder Value

Improve and Expand Product Offerings

Collaboration with MediGene AG : Polyphenon ® E (PPE)

Indication submitted for the treatment of external genital
warts and perianal warts caused by human papilloma
virus*

Co mposition*

Ointment formulation with a defined composition of tea
catechins in a 15% w/w concentration

Mechanism of action more than immune response modifier*

Direct antiviral activity

Immune modulatory activity

Potent antioxidant

PDUFA date October 28 th 2006

United States distribution rights; additional territories
possible

Competitor: Aldara ® (1 st half 2006 - $113 million in sales)**

Increasing Shareholder Value

* Source: IMS

** Source: MediGene AG

Improve and Expand Product Offerings

PPE Competitive Positioning: As Effective as Aldara ®

Clearance rate of baseline warts at least equivalent to Aldara®

Clears newly emerging warts

Relatively high clearance in males

Relatively low recurrence rates

Summary of Combined Pivotal Data

Aldara®*

Polyphenon ® E 15% Ointment

13 – 27.5%***

6.2%

Recurrence Rate:

Not Investigated

50% (F 72%, M 33%)

54.9% (F 61%, M 49%)

56.7% (F 64%, M 50%)

Efficacy: **

Clearance of all warts

Clearance of baseline warts

* Aldara® pivotal data; no head-to-head comparison
** Based on the intent-to-treat population (ITT)
*** 13% reported in pivotal studies; higher numbers reported in publications

Increasing Shareholder Value

Source: MediGene AG

Improve and Expand Product Offerings

PPE Competitive Positioning: Better Safety Profile than Aldara ®

Systemic side effects unlikely

Skin reactions mild

Skin reactions decrease with time

No requirements for drug holidays

Summary of Combined Pivotal Data

Aldara® *

Polyphenon® E

•3x/week

•3x/day (compliance 90%)

•Potential for 2x/day regimen.
  (Additional  studies needed)

Dosage/

Administration:

Systemic side effects reported
in some patients

Severe reactions reported
with 3x/week application
(Integrated “drug holidays”)
in dosing program

Systemic side effects highly unlikely

Majority of local reactions mild to
moderate and reduce with time No
requirements for drug holidays

Safety:

*Aldara® pivotal data; no head-to-head comparison

Increasing Shareholder Value

Source: MediGene AG

Increasing Shareholder Value

Strengthen Financial Profile

Continue to remediate all material weaknesses previously disclosed

Implement additional Information Technology controls,
policies and procedures

Financial closing process

Created Director of Finance position responsible for
overseeing the financial closing process

Recruitment of additional personnel with accounting and
finance backgrounds

Explore alternatives regarding indebtedness

Implement a cost reduction program

Increasing Shareholder Value

Increase Alignment with Shareholders’ Interests

Actively explore initiatives to improve shareholder value

Communicate the Company’s existing strategic plan in
appropriate forums

Participate in industry analyst conferences

Conduct quarterly earnings conference calls

Increasing Shareholder Value

Focus Intensely on Operations

Improve performance across Field Sales Force

Establish enhanced goals and actions

Improve training and accountability through field
operations

Solid track record of delivering sales and profit growth

Strong management team and infrastructure with a core
expertise in marketing and sales

Strong relationships with key target physician specialties

Strategically evolving from lifecycle management to
in-licensing & bringing to market patent-protected
products that fill strategically defined patient &
physician needs

Focused on initiatives to increase shareholder value

Why Bradley Pharmaceuticals

9/6/06